MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                          MASSACHUSETTS INVESTORS TRUST
                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
                                MFS(R) BOND FUND
                        MFS(R) CAPITAL OPPORTUNITIES FUND
                            MFS(R) CASH RESERVE FUND
                       MFS(R) CONSERVATIVE ALLOCATION FUND
                             MFS(R) CORE EQUITY FUND
                             MFS(R) CORE GROWTH FUND
                           MFS(R) EMERGING GROWTH FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                       MFS(R) EMERGING MARKETS EQUITY FUND
                      MFS(R) FLOATING RATE HIGH INCOME FUND
                            MFS(R) GLOBAL EQUITY FUND
                            MFS(R) GLOBAL GROWTH FUND
                         MFS(R) GLOBAL TOTAL RETURN FUND
                     MFS(R) GOVERNMENT LIMITED MATURITY FUND
                       MFS(R) GOVERNMENT MONEY MARKET FUND
                        MFS(R) GOVERNMENT SECURITIES FUND
                          MFS(R) GROWTH ALLOCATION FUND
                        MFS(R) GROWTH OPPORTUNITIES FUND
                             MFS(R) HIGH INCOME FUND
                      MFS(R) HIGH YIELD OPPORTUNITIES FUND
                       MFS(R) INFLATION-ADJUSTED BOND FUND
                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                    MFS(R) INTERNATIONAL DIVERSIFICATION FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                     MFS(R) INTERNATIONAL NEW DISCOVERY FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                          MFS(R) LIMITED MATURITY FUND
                           MFS(R) MID CAP GROWTH FUND
                            MFS(R) MID CAP VALUE FUND
                         MFS(R) MODERATE ALLOCATION FUND
                            MFS(R) MONEY MARKET FUND
                           MFS(R) MUNICIPAL BOND FUND
                        MFS(R) MUNICIPAL HIGH INCOME FUND
                          MFS(R) MUNICIPAL INCOME FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                            MFS(R) NEW DISCOVERY FUND
                            MFS(R) NEW ENDEAVOR FUND
                            MFS(R) RESEARCH BOND FUND
                           MFS(R) RESEARCH BOND FUND J
                              MFS(R) RESEARCH FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                          MFS(R) STRATEGIC GROWTH FUND
                          MFS(R) STRATEGIC INCOME FUND
                           MFS(R) STRATEGIC VALUE FUND
                             MFS(R) TECHNOLOGY FUND
                            MFS(R) TOTAL RETURN FUND
                        MFS(R) UNION STANDARD EQUITY FUND
                              MFS(R) UTILITIES FUND
                                MFS(R) VALUE FUND
                          MFS(R) MUNICIPAL STATE FUNDS:
                         AL, AR, CA, FL, GA, MD, MA, MS,
                           NY, NC, PA, SC, TN, VA, WV

                        Supplement to Current Prospectus

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated April 1, 2005.

Effective immediately, the following is added to each prospectus.

Calculation of Investment Performance

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where a class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period required to be shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Large Cap Growth Fund, MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Large Cap Growth Fund, MFS Global Equity Fund, MFS Cash Reserve Fund and MFS Emerging Growth Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

Effective immediately, the following is added to each prospectus:

MFS has recently updated disclosure regarding the MFS funds' sales charge discounts and certain investor services or programs. Please visit mfs.com to learn more about the MFS funds' sales charge structure and how you may have applicable sales charges reduced or waived on your share transactions.

The MFS funds' policy for linking accounts under the right of accumulation (ROA) and letter of intent (LOI) privileges is as follows:

Linking Accounts for LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

Eligible accounts that you may link under a LOI and ROA may include:

     o    Individual accounts
     o    Joint accounts
     o Trust accounts of which you, your spouse or child under the age of 21 is the grantor
     o    MFS 529 College Savings Plan accounts
     o    Certain Single Participant Retirement Plan accounts
     o    Certain Individual Retirement Accounts
     o    UGMA/UTMA accounts
     o Accounts held in the name of your financial intermediary on your behalf.

Accounts held with the MFS funds in the name of a financial intermediary on your behalf can currently be combined with accounts held with the MFS funds in your name directly only if (i) the account is not held under an omnibus account arrangement and (ii) the financial intermediary informs the MFS funds (or their agents) that certain accounts should be combined for purposes of a LOI or ROA. For purposes of a LOI or ROA, individually held accounts cannot be linked with accounts held in employer-sponsored plans.

You should provide your financial intermediary (including MFD when MFD is your broker of record or if you have not designated a broker of record) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial intermediaries). You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

Effective immediately, the following is added to the back cover of each prospectus, and references otherwise contained in the prospectus to the addresses of MFS Service Center, Inc. are changed accordingly:

Shareholder Communications with the Board of Trustees

The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and
(iii) identify the class and number of shares held by the shareholder.

You can get free copies of the annual/semiannual reports, the SAI and other information about the funds, and make inquiries about the funds, by contacting:

         MFS Service Center, Inc.
         500 Boylston Street
         Boston, MA 02116-3741
         Telephone:  1-800-225-2606
         Internet:  mfs.com

Effective immediately, the last paragraph under "How to Purchase, Exchange and Redeem Shares - How to Purchase Shares - Initial Purchase" is modified to reflect the following (for those funds that offer class B, 529B, and/or C shares):

The maximum amount you may invest in class B or class 529B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase is $999,999. The funds or their agents may at their discretion accept a purchase request for class B or class 529 B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds.

Effective immediately,  the second paragraph under "Description of Share Classes
- Sales Charges" in the prospectus of the above-referenced funds is restated as follows:

For all funds except the MFS Money Market Fund and MFS Government Money Market Fund.

If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from sales charges paid from your investment, Rule 12b-1 distribution and service fees or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.

Effective immediately, the following is added to each fund prospectus at the end of "Description of Share Class - Distribution and Service Fees," except that for the MFS Money Market Fund and MFS Government Money Market Fund, the following is added as the last section under "How to Purchase, Exchange and Redeem Shares."

For all funds except the MFS Money Market Fund and MFS Government Money Market Fund.

Financial Intermediary Support Payments

The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

For the MFS Money Market Fund and MFS Government Money Market Fund.

Financial Intermediary Support Payments

MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make cash payments to certain financial intermediaries (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment advisers intermediary, financial planner, retirement plan administrator, third-party administrator, insurance companies and any other institutions having a selling, administration or any similar agreement with MFD) as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

For all funds.

MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed the sum of 0.10% of that financial intermediary's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial intermediary, on an annual basis. In addition, financial intermediaries may offer MFS fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. A financial intermediary may receive marketing and program support payments from MFD. The above limitations on marketing and program support payments are subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

These payments may provide an additional incentive to financial intermediaries to actively promote the MFS funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary's sale of shares of a MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

All  references  to  "financial  adviser" or  "financial  advisers" in the funds
prospectuses   are   changed   to   "financial   intermediary"   or   "financial
Intermediaries," respectively.

Effective immediately, the first paragraph under "Description of Share Classes - Calculation of CDSC" in each prospectus of the above-referenced funds is restated as follows (and the CDSC aging schedule as described in this restated paragraph applies to related references to CDSC aging throughout the prospectus):

Calculation of CDSC

As discussed above, certain investments in Class A, B, C, 529B and 529C shares [as modified to reflect the specific share classes offered by the fund] will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

Effective immediately, the following is added after the last paragraph under the caption "How to Purchase, Exchange and Redeem Shares - How to Exchange Shares" in the prospectuses for the above-referenced funds:

Group Exchanges. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Effective immediately, the first two paragraphs under the caption `How to Purchase, Exchange and Redeem Shares - Other Considerations" in the prospectuses of the above-referenced funds are replaced in their entirety by the following:

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds has adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS.

The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

     o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

     o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent excessive trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions.

General. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who, on the same day, exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value). These transaction limitations are subject to the MFS funds' ability to monitor share transaction activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

REDEMPTION FEE.

The MFS funds identified below charge a 1% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

     MFS High Income Fund
     MFS Municipal High Income Fund
     MFS High Yield Opportunities Fund
     MFS Floating Rate High Income Fund
     MFS Emerging Markets Equity Fund
     MFS International New Discovery Fund
     MFS New Discovery Fund

The funds reserve the right to change the redemption fee period or amount of redemption fees charged.

General. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

FOR FUNDS WITH A REDEMPTION FEE, THE REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

     1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial intermediary or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

     2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

     3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll reduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

     4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds and MFS International Diversification Fund;

     5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

     6.   transactions   involving  shares  purchased  by  the  reinvestment  of
          dividends or capital gains distributions;

     7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

     8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

     9. transactions involving 529 share classes, R share classes or class J shares of the fund (if offered); and

     10. transactions due to a failure to meet account minimums, to pay account fees funded by share redemptions, and other similar non-discretionary transactions (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries. In addition, if an omnibus account holder informs the funds or their agents that it has the systematic capability to assess the redemption fee at the individual account level but is unable to assess the fee in all circumstances under the funds' policies, the funds and their agents reserve the right to permit the imposition of the fee under these limited circumstances.

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time which may address such topics as the documentation necessary for the funds to recognize a disability and determination of the application of the redemption fee in various circumstances (such as to certain individual account transactions with respect to shares held through an omnibus account), among others.

Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

Effective immediately, the section entitled "Other Information - Pricing of Fund Shares" in the prospectuses the above-referenced funds are replaced in their entirety by the following:

For all funds except MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. [Note - the following disclosure does not apply to funds that do not invest in foreign securities] [For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.]

You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

     o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

Effective immediately, the following is added after the last paragraph under the caption "Management of the Fund - Investment Adviser," in the prospectus of each of the above-referenced funds.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "select a fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                             APPROXIMATE  DATE OF POSTING TO  WEBSITE
Fund's top 10  securities holdings      14 days after month end
as of each month's end

Fund's full  securities holdings        29 days after month end
as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Effective immediately, the following is added to each fund's prospectus:

Legal Proceedings. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC . The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial intermediaries who support the sale of MFS fund shares. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. The final distribution plan was approved by the SEC on January 21, 2005, and the affected MFS funds received the payment on February 16, 2005.

In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund ("MFS retail funds") prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that they prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market retail funds. MFS' former Chief Executive Officer and former President also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. These individuals have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough
v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. In February, March, and April 2005, Tthe defendants filed separate motions to dismiss all claims of the various lawsuits. The parties continue to brief the issues for the courts and various hearing dates have been scheduled.. Additional lawsuits based on similar allegations may be filed in the future.

On March 21, 2005, a class action complaint alleging breach of contract was filed in Massachusetts state court on behalf of Brian Reaves and other Class B shareholders in certain MFS Series Trusts and Funds. (Reaves v. MFS Series Trust I, et al, Mass.Super.Ct., C.A. No. 05-1094). Plaintiffs alleged that the named MFS Series Trusts and Funds breached their contract with Plaintiffs by (i) engaging in alleged misconduct, including market timing, (ii) failing to act in the best interests of the Class B shareholders, and (iii) by engaging in unfair and deceptive trade practices in the performance of contractual duties. In relief, Plaintiffs generally seek damages and equitable relief, including the rescission of fees already paid when Plaintiffs sold Class B shares and injunctive relief preventing the named MFS Series Trusts and Funds from charging fees on the Plaintiffs future sale of Class B shares and attorney's fees and costs. The Reaves lawsuit is subject to a conditional transfer order dated May 6, 2005 that would consolidate and transfer the case to the multi-district litigation in the District of Maryland (In re Mutual Funds Investment Litigation; see above). Plaintiffs have given notice of their opposition to transfer, and the parties will be submitting briefs to the multi-district panel in June of 2005.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of certain MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and distributed $50 million to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

                  The date of this supplement is July 1, 2005.